UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2023

Zura Bio Limited

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40598	98-1725736
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4225 Executive Square, Suite 600

La Jolla, CA 92037

(Address of principal executive offices, including zip code)

(858) 247-0520

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per share	ZURA	The Nasdaq Stock Market
Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share	ZURAW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

On June 1, 2023, Zura Bio Limited, a Cayman Islands exempted company (the “Company”), held an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) in connection with certain matters described in the definitive proxy statement filed by the Company with the Securities and Exchange Commission (the “SEC”) on May 19, 2023 (the “Proxy Statement”).

On May 3, 2023, the record date for the Extraordinary General Meeting (the “Record Date”), there were 31,802,155 of the Company’s Class A ordinary shares, par value $0.0001 per share (“Ordinary Shares”), issued and outstanding. Pursuant to applicable rules of the Nasdaq Stock Market LLC (“Nasdaq”), only 26,502,155 of the Ordinary Shares issued and outstanding as of the Record Date were eligible to vote on the Private Placement Proposal (as defined and described in greater detail in the Proxy Statement) presented at the Extraordinary General Meeting. Holders of 18,512,719, or approximately 70%, of such Ordinary Shares were present at the Extraordinary General Meeting in person or by proxy, constituting a quorum for voting on the Private Placement Proposal. For the Equity Compensation Proposal and the EIP Amendment Proposal (each as defined and described in greater detail in the Proxy Statement) presented at the Extraordinary General Meeting, holders of 21,825,016 Ordinary Shares were present in person or by proxy, representing approximately 69% of the Ordinary Shares issued and outstanding as of the Record Date and also constituting a quorum for voting on such proposals.

At the Extraordinary General Meeting, the Company’s shareholders approved each of the Private Placement Proposal, the Equity Compensation Proposal and the EIP Amendment Proposal. The Adjournment Proposal (as defined and described in greater detail in the Proxy Statement) was not presented to the Company’s shareholders as the Private Placement Proposal, the Equity Compensation Proposal and the EIP Amendment Proposal each received a sufficient number of votes for approval.

Set forth below are the final voting results for the Private Placement Proposal, the Equity Compensation Proposal and the EIP Amendment Proposal.

The Private Placement Proposal

A proposal to approve, by ordinary resolution, the issuance of an aggregate of 15,073,530 Ordinary Shares (including 3,782,000 Ordinary Shares issuable upon exercise of pre-funded warrants (“Pre-Funded Warrants”)) to certain institutional and accredited investors (“Subscribers”), for consideration of approximately $64 million, pursuant to those certain Subscription Agreements, dated as of April 26, 2023, by and between the Company and the Subscribers (the “Subscription Agreements”) (the issuance of such Ordinary Shares and Pre-Funded Warrants, the “Second Placement”), which, combined with the 3,750,000 Ordinary Shares issued to certain of the Subscribers on May 1, 2023, for consideration of approximately $16 million, pursuant to the Subscription Agreements, will result in the issuance of more than 20% of the outstanding Ordinary Shares at a discount to the “Minimum Price,” as defined under the applicable Nasdaq rules, on the date the Company entered into the Subscription Agreements, which under Nasdaq rules requires the Company to obtain shareholder approval. The voting results of the Ordinary Shares were as follows:

Votes For	Votes Against	Abstentions
18,511,602	481	6

The closing of the Second Placement is expected to occur on June 5, 2023.

The Equity Compensation Proposal

A proposal to approve by ordinary resolution, the issuance in the Second Placement of 117,647 Ordinary Shares to Amit Munshi, the Company’s Non-Executive Chairman, pursuant to the Subscription Agreement, dated as of April 26, 2023, by and between the Company and Mr. Munshi, and the grant of options to purchase 1,130,000 Ordinary Shares to Mr. Munshi. The voting results of the Ordinary Shares were as follows:

Votes For	Votes Against	Abstentions
21,823,616	1,400	0

The transactions contemplated by the Equity Compensation Proposal were previously approved by the Company’s board of directors, subject to shareholder approval. The Company will issue 117,647 Ordinary Shares to Mr. Munshi at the closing of the Second Placement. Following the Extraordinary General Meeting, the Company will enter into a Share Option Award Agreement with Mr. Munshi to grant him options to purchase 1,130,000 Ordinary Shares.

The EIP Amendment Proposal

A proposal to approve, by ordinary resolution, an amendment (the “EIP Amendment”) to the Company’s 2023 Equity Incentive Plan (the “EIP”) to increase the number of Ordinary Shares for which the Company may grant awards under the EIP by an additional 5,564,315 Ordinary Shares. The voting results of the Ordinary Shares were as follows:

Votes For	Votes Against	Abstentions
21,822,290	2,726	0

The EIP Amendment was previously approved by the Company’s board of directors, subject to shareholder approval. The EIP Amendment became effective upon shareholder approval at the Extraordinary General Meeting.

A copy of the EIP, as amended, is attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Forward-Looking Statements

This communication includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believe," "predict," "potential," "continue," "strategy," "future," "opportunity," "would," "seem," "seek," "outlook" and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events (including, but not limited to, the closing of the Second Placement) that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results. These statements are based on various assumptions, whether or not identified in this communication. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. You should carefully consider the risks and uncertainties described in documents filed by the Company from time to time with the SEC. These filings identify and address important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Many of these factors are outside of the Company’s control and are difficult to predict. The Company gives no assurance that it will achieve its expectations nor does it undertake or accept any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, or should circumstances change, except as otherwise required by securities and other applicable laws.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Number	Description
10.1	Zura Bio Limited 2023 Equity Incentive Plan, as amended.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zura Bio Limited

Dated: June 1, 2023
	By:	/s/ Kim Davis
Kim Davis
Secretary and Chief Legal Officer